UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2013, the Board of Directors of Prudential Financial, Inc. (the “Company”) amended Article II, Section 3 of the Company’s By-Laws to provide that special meetings of shareholders may be called, for any purpose, by shareholders owning not less than ten percent (10%) of the shares entitled to vote at a meeting. Previously, the required threshold amount for calling a special meeting of shareholders was twenty-five percent (25%). Attached hereto as Exhibit 3.1 are the Amended and Restated By-Laws of the Company, reflecting this amendment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being filed as part of this Current Report on Form 8-K:

3.1	Amended and Restated By-Laws of Prudential Financial, Inc., effective February 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2013

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
	Name:	John M. Cafiero
	Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Prudential Financial, Inc., effective February 12, 2013.